SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                 [X]

Filed by a Party other than the Registrant              [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement        [ ] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
[X]   Definitive Proxy Statement             RULE 14A-6 (E) (2))

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to (S)240.14a-11 (c) or (S)240.14a-12

                       IMAGE TECHNOLOGY LABORATORIES, INC.
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)      Title of each class of securities to which transaction applies:

      ----------------------------------------------------------------------

      (2)      Aggregate number of securities to which transaction applies:

      ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       ----------------------------------------------------------------------

      (4)      Proposed maximum aggregate value of transaction:

      -----------------------------------------------------------------------


      (5)      Total fee paid:

      ------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

    (1)      Amount Previously Paid:

    ------------------------------------------------------------------------

    (2)      Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

    (3)      Filing Party:

    ------------------------------------------------------------------------

    (4)      Date Filed:

                                     [Logo]
                                167 SCHWENK DRIVE
                            KINGSTON, NEW YORK 12401

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                              July 29, 2002


To the Stockholders of IMAGE TECHNOLOGY LABORATORIES, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of IMAGE TECHNOLOGY LABORATORIES, INC. (the "Company") will be held at the Holiday Inn, 503 Washington Avenue, Kingston, New York 12401, on Thursday, August 29, 2002 at 9:00 a.m. (New York time) for the purpose of :

1. To elect the directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

2. To consider and vote upon a proposal to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2002;

3. To transact such other business as may properly come before the meeting.

                                          By Order of the Board of Directors


                                          Lewis M. Edwards, Secretary


ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 19,2002 WILL BE ENTITLED TO NOTICE OF OR TO VOTE AT THE MEETING, OR ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                     [Logo]
                                167 SCHWENK DRIVE
                            KINGSTON, NEW YORK 12401


                           MANAGEMENT PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS, AUGUST 29, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Image Technology Laboratories, Inc. (the "Company") for use at the Annual Meeting of the Stockholders of the Company to be held at the Holiday Inn, 503 Washington Avenue, Kingston, New York 12401, on Thursday, August 29,2002 at 9:00 a.m. (New York time), or at any adjournment thereof (the "Annual Meeting"). Proxy material is being mailed beginning on or about July 29, 2002 to the Company's stockholders of record on the record date. The total number of shares of the Common Stock outstanding and entitled to vote on July 19, 2002 was 12,156,212. The total number of votes which may be cast by all of the holders of the Preferred Stock in the aggregate is 1,500,000.

         The purposes of the Annual Meeting are: (1) to elect directors, and (2) to transact such other business as may properly come before the meeting and at any adjournment thereof.


                    PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL 1: ELECTION OF DIRECTORS.

         At the Annual Meeting, five directors are to be elected by the holders of the Company's common and preferred stock. Each director elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted for the persons named below, by the persons designated as proxies, both of whom are now directors of the Company. Should any of these nominees become unable to accept nomination or election (which is not anticipated), it is the intention of the persons designated as proxies to vote for the election of the remaining nominees named and for such substitute nominees as the management may recommend.

         The nominees for election by the holders of the common and preferred stock are: David Ryon, MD, Lewis M. Edwards, Richard V. Norell, Robert G. Carpenter and John J. Naccarato.

         Directors are elected by the favorable vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus
(ii) the number of shares of common stock represented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2: APPOINTMENT OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

         The Board of Directors has selected J.H. Cohn LLP, as the Company's independent auditors for the fiscal year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. J.H. Cohn LLP has audited the Company's financial statements since its initial public offering. Representatives of J.H. Cohn LLP are not expected to be present at the Annual Meeting.

         Stockholder ratification of the selection of J.H. Cohn LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

         The favorable vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed to approve this Proposal No. 2.


PROPOSAL 3: TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the Stockholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.



INFORMATION WITH RESPECT TO NOMINEES

         Information with respect to each nominee is set forth below. Additional information with respect to officers, directors and the major stockholder of the Company, including their percentage ownership in the Company's voting stock, is set forth on pages 6 and 7.

DIRECTORS NOMINATED TO REPRESENT THE HOLDERS OF THE COMMON STOCK:

All directors of Image Technology hold office until the next annual meeting of shareholders or until their successors are elected and qualified. At present, Image Technology's Bylaws provide for not less than one director nor more than fifteen. Currently, there are five directors of Image Technology. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors. In April, 2002, we appointed Richard V. Norell, Robert G. Carpenter and John J. Naccarato to our Board of Directors to fill three vacancies. There are no family relationships among any officers or directors of Image Technology.

DAVID RYON, MD, 57, is a founder and principal stockholder of Image Technology and a co- developer of ITL's RIS/PACS. He was appointed to the Board of Directors and appointed to serve as Image Technology's President and Chief Executive Officer in December 1997. Dr. Ryon is the founder of the Kingston Diagnostic Center in Kingston, New York. Dr. Ryon operated the Kingston Diagnostic Center as a sole proprietor from its inception in 1992 until the sale of the business to Rockland Radiological Group, P.C., now known as Mid Rockland Imaging Partners, in 1997. Dr. Ryon worked as a radiologist at the Kingston Hospital for five years before founding the Center. Dr. Ryon graduated as an M.D. cum laude from Albany Medical College in 1975 and served residencies in surgery and radiology at Albany Center Hospital. Among other post-graduate specialties, Dr. Ryon also trained as an Emergency Physician. Prior to becoming a physician, Dr. Ryon earned a B.S. in physics with high honors and an M.S. in engineering at the University of Rochester. He worked as an engineer at General Electric in the medical systems division after graduation where he gained experience in the patent process.

LEWIS M. EDWARDS, 46, is a founder and principal stockholder of Image Technology and a co- developer of ITL's RIS/PACS. He was appointed to the Board of Directors and elected by the Board to serve as Image Technology's Vice President of Research and Development and Chief Technical Officer in December 1997 and was elected secretary in March, 2002. Mr. Edwards is currently employed full time by Image Technology. Mr. Edwards has served as a senior technical staff member at IBM since 1993. He was an architect and lead software designer for IBM's RS/6000 SP, a massive parallel processor until 2000. From 1982 to 1993 he served as the head of engineering for Graphic Systems Labs, a CAD/CAM Independent Business Unit start-up company within IBM. He is a member of the IEEE and ACM professional societies and a charter member of the Microsoft Developer Network. He has provided computer- consulting services to Boeing, General Motors, Chrysler, Ford and the Federal government's FAA and ATC teams. He holds a BSEE magna cum laude from Princeton University and an MSCE from Syracuse University.

RICHARD V. NORELL, 57, was appointed to our Board of Directors in April 2002. Since 1995 he has served as a consultant in securities law compliance matters, after being employed 26 years with the U.S. Securities and Exchange Commission, Washington, D.C. in the Division of Enforcement, from 1972 to 1995. Mr. Norell acted as the Division's Chief of Market Surveillance overseeing the Division's investigators and financial analysts. In addition to implementing programs for detecting securities fraud and improper conduct, Mr. Norell advised the Director of the Division concerning policy issues and emerging problems in the securities industry. Mr. Norell graduated American University, Washington, D.C. with an MBA in Investment Analysis, University of Rochester, Rochester, N.Y. Bachelor of Arts, Economics. Mr. Norell currently resides in Great Falls, VA.

ROBERT G. CARPENTER, 65, was appointed to our Board of Directors in April 2002. Mr. Carpenter brings extensive business experience from a career spanning over 30 years in a succession of executive management positions overseeing technology, engineering, marketing and business development at Bell Research Labs in NJ, IBM Yorktown Heights Research Center, and IBM Development Labs in Kingston and Poughkeepsie, NY. Retired from IBM in 1991, Mr. Carpenter currently serves as Chief Engineering Liaison on a $6.7 million water facilities project in the County of Ulster, NY. Mr. Carpenter resides in Saugerties, NY.


JOHN J. NACCARATO, 70, was appointed to our Board of Directors in April 2002. He served for 26 years as District Representative to the late United States Congressman Hamilton Fish, Jr., with oversight responsibility for three District offices, under the direct supervision of Congressman Fish. From 1988 to the present, Mr. Naccarato has held the office of Ulster County Legislator, serving on Mental Health and Ways and Means committees, and chairing the Criminal Justice / Public Safety Committee. A former President of the Central Businessmans Association, Mr. Naccarato serves on the Ulster County Community Action Board, United Way Board, City of Kingston Board of Assessment, and the board of the Catskill Regional OTB Corporation. Mr. Naccarato currently resides in Kingston, NY.


In the first quarter of 2002, Dr. Carlton T. Phelps was terminated for cause pursuant to the terms of his employment agreement, as Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer of Image Technology and resigned from the Board of Directors. The terms and circumstances of Dr. Phelps' departure are currently in dispute. Dr. David Ryon has been appointed our acting principal accounting officer as of March 5, 2002 and Mr. Edwards has been appointed our secretary.



Meetings of the Board of Directors

         In the last fiscal year the Board of Directors held no regularly scheduled meetings and did not hold any special meetings. All other actions by the Board of Directors were taken by unanimous written consent.

                             SECTION 16(A) REPORTING

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all
Section 16(a) filing requirements applicable to its officers and directors have been complied with.


                  HOLDINGS OF MANAGEMENT AND OF HOLDERS
                    OF 5% OR MORE OF THE COMPANY'S SECURITIES

         The following table sets forth certain information regarding the ownership of the Company's securities as of July 19, 2002 by (i) each director and nominee for director; (ii) each of the executive officers named in the employed by the Company in that capacity on December 31, 2001; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities.




-------------------------------- -------------------- ----------------------- -----------------------

                                                      AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL                        BENEFICIAL OWNERSHIP AS  PERCENT OF OUTSTANDING
OWNER                            TITLE OF CLASS       OF JULY 19, 2002(1)     SHARES IN CLASS (2)
-------------------------------- -------------------- ----------------------- -----------------------

David Ryon, M.D.
167 Schwenk Drive
Kingston, New York  12401        Common Stock             2,829,584                 23.28%
-------------------------------- -------------------- ----------------------- -----------------------

                                 Preferred Stock           500,000                  33.33%
-------------------------------- -------------------- ----------------------- -----------------------

Carlton T. Phelps, M.D.
167 Schwenk Drive
Kingston, New York  12401        Common Stock              2,429,583                20.53%
-------------------------------- -------------------- ----------------------- -----------------------

                                 Preferred Stock           500,000                  33.33%
-------------------------------- -------------------- ----------------------- -----------------------

Lewis M. Edwards
167 Schwenk Drive
Kingston, New York  12401        Common Stock              2,429,583                20.53%
-------------------------------- -------------------- ----------------------- -----------------------

                                 Preferred Stock           500,000                  33.33%



                                      -5-



-------------------------------- -------------------- ----------------------- -----------------------
Richard V. Norell
167 Schwenk Drive
Kingston, New York  12401        Common Stock              150,000                1.23%
-------------------------------- -------------------- ----------------------- -----------------------


Robert G. Carpenter
167 Schwenk Drive
Kingston, New York  12401        Common Stock              60,000                *
-------------------------------- -------------------- ----------------------- -----------------------


John J. Naccarato
167 Schwenk Drive
Kingston, New York  12401        Common Stock              35,000                *
-------------------------------- -------------------- ----------------------- -----------------------


All officers and directors as
a group                          Common Stock              7,933,750                65.26%
-------------------------------- -------------------- ----------------------- -----------------------

                                 Preferred Stock           1,500,000                100%
-------------------------------- -------------------- ----------------------- -----------------------



(1) Includes for each of Messrs. Ryon, Phelps and Edwards, options to purchase 200,000 shares of common stock exercisable within 60 days. Also includes, with respect to Mr. Norell, warrants to purchase 10,000 shares of common stock exercisable within 60 days.

(2) Based upon 12,156,212 shares of common stock outstanding.




                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         Image Technology has not paid any compensation to its directors or executive officers from its inception through December 31, 1999. Upon their appointment to the Board in April 2002 each of Messrs. Norell, Carpenter and Naccarato were issued 10,000 shares of the Company's common stock in consideration for their serving as directors.

         The following table sets forth information for each of the Company's fiscal years ended December 31, 2001, 2000 and 1999 concerning compensation of
(i) all individuals serving as the Company's Chief Executive Officer during the fiscal year ended December 31, 2001 and (ii) each other executive officer of the Company whose total annual salary and bonus equaled or exceeded $100,000 in the fiscal year ended December 31, 2001:



                               Annual Compensation
                              ---------------------


NAME AND PRINCIPAL POSITION      YEAR       OTHER                                           ALL OTHER
                                           SALARY($)      BONUS($)(2)     ($)ANNUAL       COMPENSATION($)
----------------------------     -----     ---------      -----------     ---------       ---------------


David Ryon(1)                    2001      $150,000       $    0              0                 (3)
Chairman, President and Chief    2000       150,000        150,000            0                 (3)
  Executive Officer              1999         0                0              0                  0

Carlton Phelps(1)                2001      $150,000       $    0              0                 (3)
Vice President, Chief Financial  2000      $150,000       $150,000            0                 (3)
  Officer, Secretary, Treasurer  1999         0              0                0                  0
  and Director

Lewis Edwards(1)                 2001      $150,000       $    0              0                 (3)
Vice President, Chief Technical  2000      $150,000       $150,000            0                 (3)
  Officer and Director           1999         0              0                0                  0





(1) Messrs. Ryon, Phelps and Edwards waived their salaries from Image Technology for the years ended December 31, 1999 and 1998. These salaries were not deemed material during this period. During the year ended December 31, 2000, Messrs. Ryon, Phelps and Edwards deferred $136,407, $51,923 and $109,615, respectively. During the year ended December 31, 2001, Mr. Ryon deferred $122,596 of his salary.

(2) Messrs. Ryon, Phelps and Edwards were each issued 500,000 shares of preferred stock in conjunction with the commencement of their employment agreements. The preferred shares were valued at $.30 per share based on the price of units that we were offering for sale through a private placement.

(3) See "Option Grants in Last Fiscal Year" below.


Employment Agreements


         David Ryon is engaged as President and Chief Executive Officer of Image Technology, and Lewis M. Edwards is engaged as Vice President, Chief Technical Officer and Secretary. Each has been signed to a three year contract which provides them with the following:

     -- a minimum annual base salary of $150,000 payable in regular equal installments in accordance with our general payroll practices.

     -- an annual performance bonus at the end of each calendar year as determined in good faith by the Board based upon its annually established goals.

     -- participation in all retirement plans, health and other group insurance programs, stock option plans and other fringe benefit plans which we may now or hereafter in the Board of Directors' discretion make available generally to its executives or employees.

     -- term life insurance in the amount of $300,000, short-term and long-term disability insurance in the amount of not less than 60% of base salary, unless such insurance is not available at commercially reasonable rates.

     -- an automobile for business use in accordance with Image Technology's standard policy for senior executive officers.

                        Option Grants in Last Fiscal Year

The following table sets forth certain information regarding stock options granted to the Named Executive Officers during 2000. No options were granted during 2001. We have never granted any stock appreciation rights.


-------------------------------------------------------------------------------------------
                             INDIVIDUAL GRANTS (1)
-------------------------------------------------------------------------------------------
                      NUMBER OF         PERCENT OF
                     SECURITIES        TOTAL OPTIONS
                     UNDERLYING         GRANTED TO         EXERCISE
                      OPTIONS          EMPLOYEES IN        PRICE PER     EXPIRATION
NAME                  GRANTED              2000 (2)        SHARE ($)           DATE
----                -------------     -----------------    ---------     ----------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

David Ryon          1,000,000                33.33%        $.33        December 31, 2009
-------------------------------------------------------------------------------------------
Carlton Phelps      1,000,000                33.33%        $.33        December 31, 2009
-------------------------------------------------------------------------------------------
Lewis Edwards       1,000,000               33.33%         $.33        December 31, 2009

-------------------------------------------------------------------------------------------



(1). Each option represents the right to purchase one share of common stock. The options shown in this table were all granted under our Stock Option Plan.

(2). In the year ended December 31, 2000, we granted options to employees to purchase an aggregate of 3,000,000 shares of common stock.



Stock Option Plan

         In January 1998, Image Technology's stockholders ratified Image Technology's Stock Option Plan (the "Plan") whereby options for the purchase of up to 5,000,000 shares of Image Technology's common stock may be granted to key personnel in the form of incentive stock options and nonstatutory stock options, as defined under the Internal Revenue Code. Key personnel eligible for these awards include our employees, consultants and nonemployee directors. Under the Plan, the exercise price of all options must be at least 100% of the fair market value of our common shares on the date of grant. The exercise price of an incentive stock option granted to an optionee which holds more than ten percent of the combined voting power of all classes of stock of Image Technology must be at least 110% of the fair market value on the date of grant. The maximum term of any stock option granted may not exceed ten years from the date of grant and generally vest over three years.

         On January 1, 2000, we granted options under the plan to David Ryon, Carlton T. Phelps and Lewis M. Edwards, our three founders, for the purchase of a total of 3,000,000 shares of its common stock at $.33 per share, approximately 110% of the fair market value on the date of grant, which are exercisable through December 31, 2009.

         No options were granted or exercised prior to January 1, 2000.


          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2001. The value of unexercised options held by any such persons as of December 31, 2001 was as follows for each of Messrs. Ryon, Phelps and Edwards (the only such option holders):

Total number of shares underlying unexercised options            1,000,000
Exercisable options                                                400,000
Unexercisable options                                              400,000
Value of in-the-money options                                    $  28,000






                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has voted to appoint J.H. Cohn LLP as the firm of independent public accountants to audit the accounts of the Company for the year 2002. J.H. Cohn LLP has acted as independent public accountants for the Company since inception. Management does not believe it is necessary for stockholders to ratify this appointment due to the satisfactory services of J.H. Cohn, LLP in prior years and the impracticality and undue expense of calling a special stockholders meeting solely for that purpose. There is no requirement under federal or Delaware law or the Company's By-laws that the appointment of independent auditors be approved by stockholders. Management's recommendation for the appointment of J.H. Cohn was unanimously approved by the Board of Directors.

Audit Fees

         The aggregate fees billed to the Company by J.H. Cohn LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2001 and for review of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2001 and assistance with its other regulatory filings were $25,356.00.

Financial Information Systems Design and Implementation Fees

         J.H. Cohn LLP did not bill the Company for any professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

         The aggregate fees billed by J.H. Cohn LLP for services rendered to the Company for the fiscal year ended December 31, 2001 were $1,105.00.

         The Board of Directors has considered whether the provision of information technology consulting services relating to financial information systems design and implementation, internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence, and has discussed with the auditors the auditors' independence. In addition, in accordance with the standards outlined by the Independence Standards Board, the Board of Directors has received both oral and written confirmation from J.H. Cohn LLP as to their independence.


                               GENERAL INFORMATION

INFORMATION AS TO VOTING SECURITIES

         The close of business on July 19,2002 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting. On that date there were 12,156,212 outstanding shares of common stock of the Company, and 1,500,000 shares of Preferred Stock, excluding shares held in treasury. Holders of shares of Common Stock have the right to one vote, and holders of shares of Preferred Stock have the right to two votes, for each share registered in their names on the books of the Company as of the close of business on July 19,2002.

         A majority of the outstanding shares, exclusive of shares held in treasury, must be present in person or by proxy to constitute a quorum for the holding of the meeting. Abstentions and broker non-votes are counted for determining the presence of a quorum but are not counted as votes cast in the tabulation of votes on any matter brought before the meeting, or as otherwise required by law or regulation. Shares cannot be voted at the meeting unless the owner of record is present in person or is represented by proxy.

         The affirmative vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed for approval of Proposal 1 and 2.

VOTING AND REVOCATION OF PROXIES

         The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted for the election of the named nominees to the Company's Board of Directors and for the ratification of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. Proxies are revocable at any time before they are exercised by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the Company.

METHOD AND EXPENSE OF PROXY SOLICITATION

         The solicitation of proxies will be made primarily by mail by Continental Stock Transfer & Trust Co. Proxies may also be solicited by overnight courier, personally and by telephone by regular employees of the Company at nominal cost.

         The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses for sending proxy material to principals for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.

GENERAL

         In lieu of a separate annual report, the Company is mailing with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB. Exhibits to the Form 10-KSB are not included with the mailing but will be furnished to any stockholder who requests the same for a nominal fee covering reproduction and mailing expenses.

OTHER MATTERS

         As of the date of this Proxy Statement, the management knows of no matters other than Proposals 1 and 2 to come before the meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote all proxies not marked to the contrary in accordance with their judgment on such matters.


                                            By Order of the Board of Directors




                                            Lewis M. Edwards, Secretary





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                       IMAGE TECHNOLOGY LABORATORIES, INC.
           This proxy is solicited on behalf of the Board of Directors

         The undersigned stockholder of IMAGE TECHNOLOGY LABORATORIES, INC. (the "Company") hereby appoints David Ryon, Lewis M. Edwards, Richard V. Norell, Robert G. Carpenter, and John J. Naccarato as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote as designated below, all of the shares of the Company's Common Stock held of record by the undersigned on Thursday, August 29, 2002 at 9:00 a.m. (New York time) at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn, 503 Washington Avenue, Kingston, New York 12401, or at any adjournment thereof.

(1) Election of Directors (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         (a) Election of Directors by Common Stockholders

         [] FOR all nominees listed below (except as marked to the contrary below)

         [] WITHHOLD AUTHORITY to vote for any individual nominee listed below.

           David Ryon, MD, Lewis M. Edwards, Richard V. Norell, Robert V. Carpenter and John J. Naccarato.

(2) Proposal to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                          [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         [ ]   Yes               [ ]  No

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES ON THE REVERSE SIDE.


                                       DATE:________________, 2002

                                       ------------------------------------
                                       Signature

                                       ------------------------------------


                                       Signature if held jointly






Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.






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